Exhibit 99.1

MARTHA STEWART LIVING OMNIMEDIA, INC. AND MACY’S SETTLE LEGAL DISPUTE

New York, NY — January 2, 2014 – Martha Stewart Living Omnimedia, Inc. today issued the following statement:

Martha Stewart Living Omnimedia, Inc. (NYSE: MSO) and Macy’s (NYSE: M) have resolved their legal dispute, and we are pleased to be able to put this matter behind us. The terms of our settlement are confidential, will not be disclosed, and are not deemed to be material to MSLO. We can now return our focus to what we do best – bringing beautifully designed, high quality, affordable products to consumers nationwide. We look forward to a continued, successful partnership together.

About Martha Stewart Living Omnimedia, Inc.

Martha Stewart Living Omnimedia, Inc. (MSLO) is a leading provider of original “how-to” information, inspiring and engaging consumers with unique lifestyle content and high-quality products. MSLO is organized into the following business segments: Publishing, Merchandising and Broadcasting. MSLO is listed on the New York Stock Exchange under the ticker symbol MSO.

Forward-Looking Statements

This press release may contain certain statements that we believe are, or may be considered to be, “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of statements that include phrases such as we “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “potential” or “continue” or other similar references to future periods or the negative of these terms.

Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and our actual results may differ materially from those contemplated by the forward-looking statements. Such forward-looking statements include: adverse reactions to publicity relating to Martha Stewart or Emeril Lagasse by consumers, advertisers and business partners; loss of the services of Ms. Stewart or Mr. Lagasse; continued management turnover; failure to realize the anticipated benefits from transitioning certain of our media brands from print publication to digital distribution; inability to successfully capitalize on digital, mobile and video initiatives, including establishing relationships with additional distribution partners; softening of or increased competition in the domestic advertising market; failure by the economy to sustain any meaningful recovery and other economic developments that limit consumers’ discretionary spending or affect the value of our assets or access to credit or other funds; inability to expand merchandising and licensing programs or the loss or failure of existing programs, including as a result of litigation or disputes with merchandising segment partners; inability to grow our online presence; failure to successfully implement our cost savings initiatives; failure to protect our intellectual property; changes in media consumption behavior; increases in paper, postage, freight or printing costs; weakening in circulation, particularly in newsstand sales; operational or financial problems at any of our business partners; our inability to successfully and profitably develop or introduce new products; consolidation of our principal print business vendors, which may lead to increased prices and service delays; and failure to predict, respond to and influence trends in consumer taste and/or shifts in business strategies.

Certain of these and other factors are discussed in more detail in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, especially under the heading “Risk Factors,” which may be accessed through the SEC’s website at http://www.sec.gov/.

Additional information about MSLO is at www.marthastewart.com.

SOURCE Martha Stewart Living Omnimedia, Inc.

Media: Claudia Shaum, Martha Stewart Living Omnimedia, Inc. 212-827-8722, cshaum@marthastewart.com; Investors: Katherine Nash, +1-212-827-8348, knash@marthastewart.com